Exhibit 10.21

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August 27, 2025, by and among Great Elm Group, Inc., a Delaware corporation (the “Company”), and Woodstead Value Fund, L.P., a Texas limited partnership (the “Purchaser”).

WHEREAS:

A.
The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;
B.
The Purchaser wishes to purchase from the Company, and the Company wishes to issue and sell to the Purchaser, upon the terms and conditions stated in this Agreement, (i) 4,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) a warrant to buy 1,000,000 shares of Common Stock at an exercise price of $3.50 per share with a ten-year term in the form attached as Exhibit A hereto (the “Series A Warrant”) and (iii) a warrant to buy 1,000,000 shares of Common Stock at an exercise price of $5.00 per share with a ten-year term in the form attached as Exhibit B hereto (the “Series B Warrant”, together with Series A Warrant, the “Warrants”; together with the Shares, the “Securities”; and, the shares of Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”);
C.
The Company intends to use the net proceeds from the transactions contemplated herein for general corporate purposes and to pay related transaction fees and expenses; and

NOW THEREFORE, the Company and the Purchaser hereby agree as follows:

2.
PURCHASE AND SALE OF THE SECURITIES.
a.
Purchase and Sale of the Securities. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, the Company will issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company the Shares at an aggregate purchase price equal to $9,000,000 (the “Aggregate Purchase Price”), or at $2.25 per Share. In connection with the sale of the Shares, the Company will issue the Warrants to the Purchaser for no additional consideration.
b.
Issuance and Form of Payment. Simultaneously with the parties’ execution of this Agreement, (i) the Purchaser shall pay, or cause to be paid, the Aggregate Purchase Price to the Company for the Shares to be issued and sold to the Purchaser, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company will (x) instruct (the “Transfer Instructions”) Computershare Trust, N.A. (the “Transfer Agent”) to issue to the Purchaser or its designee, in book entry form, the Shares and (y) provide evidence of such issuance from the Transfer Agent, which evidence may be in the form of an email confirmation from the Transfer Agent. Concurrently with the issuance of the Shares, the Company will issue the Warrants to the Purchaser. The closing of the purchase and sale of the Securities shall take place simultaneously with the execution of this Agreement (the “Closing”) at the offices of Davis Polk & Wardwell LLP, or at such other place as the Company and the Purchaser may mutually agree.
3.
PURCHASER’S REPRESENTATIONS AND WARRANTIES.

The Purchaser represents and warrants, as of the date of this Agreement, to the Company that:

a.
Investment Purpose. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and the Purchaser is acquiring the Securities hereunder for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser was not formed for the specific purpose of acquiring the Securities. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.
b.
Accredited Investor Status. At the time the Purchaser was offered the Securities, it was and, as of the date hereof, the Purchaser is, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.
c.
Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.
d.
Information. The Purchaser acknowledges that it has had the opportunity to review the SEC Documents (as defined below) and the Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities sufficient in its view to enable it to evaluate its investment. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions as it has deemed necessary of, and to receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 hereof. The Purchaser has not relied on any representations or warranties from the Company, its employees, agents, or attorneys in making this investment decision other than as set forth in Section 3 hereof.
e.
General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.
f.
Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risks of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
g.
Independent Investment Decision. The Purchaser, together with any of its advisors, has independently evaluated the merits of its decision to purchase the Securities pursuant to this Agreement. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
h.
Acknowledgment of Risks. The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) an investment in the Company is speculative, and only purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Purchaser may not be able to liquidate its investment; (iii) prior to the Securities being registered for resale pursuant to the registration rights in Section 4(d) hereof, transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Purchaser could sustain the loss of its entire investment; (v) the Company does not currently pay dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future; and (vi) that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
i.
Transfer or Resale. The Purchaser understands that, other than pursuant to Section 4(d) hereof: (i) neither the Securities nor the Warrant Shares have been or are being registered under the Securities Act or any state securities laws, and the Securities and the Warrant Shares may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in form and substance reasonably acceptable to the Company, to the effect that such Securities or the Warrant Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities or Warrant Shares have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) (“Rule

144”); and (ii) neither the Company nor any other Person is under any obligation to register the Securities or the Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.
j.
Brokers and Finders. Except as previously disclosed, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.
k.
Legends. The Purchaser understands that the book-entry designation or other instruments representing the Securities, except as set forth below, shall bear restrictive legends in substantially the following form, as applicable (the “Securities Act Legend”):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE SECURITIES ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW AND, IF THE COMPANY REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.

The Purchaser understands that the book-entry designation or other instruments representing the Warrant Shares to be issued upon exercise of the Warrants, except as set forth below, shall bear a restrictive legend in substantially the same form as the Securities Act Legend.

The Purchaser further understands that the legends referenced above shall be removed, and the Company shall issue, pursuant to instructions provided by the Company to the Transfer Agent, a certificate or book-entry statement without such legend to the holder of the applicable Securities or Warrant Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), only if (i) such Securities or Warrant Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to a registration statement, the Purchaser agrees to only sell such Securities or Warrant Shares during such time that the registration statement is effective and not withdrawn or suspended, and only as permitted by the registration statement), (ii) such Securities or Warrant Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities or Warrant Shares are eligible for sale under Rule 144(b)(1), without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or any successor provision).

For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person.

l.
Authorization; Enforcement; Validity. The Purchaser is a validly existing entity under the laws of Texas and has the requisite power and authority to enter into the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized (as applicable), executed and delivered on behalf of the Purchaser and is the legal, valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (the “Enforceability Exceptions”).
m.
No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.
n.
No “Bad Actor” Disqualification Events. The Purchaser represents that it is not a person of the type described in Section 506(d) of Regulation D that would disqualify the Company from engaging in a transaction pursuant to Section 506 of Regulation D.
o.
Anti-Money Laundering Laws. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, its parents, subsidiaries, officers, directors, employees and partners (other than limited partners), and to the Purchaser’s knowledge, its Affiliates and agents, in each case, acting on behalf of the Purchaser in connection with this Agreement are not on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of the Treasury (“Treasury”) and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under

Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (ii) to the Purchaser’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; and (iii) none of the funds to be provided by the Purchaser are being tendered on behalf of a person or entity who has not been identified to the Purchaser.
4.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement, to the Purchaser that:

a.
No Registration. Subject to compliance by the Purchaser with the representations and warranties set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser in the manner contemplated by this Agreement to register the Securities under the Securities Act.
b.
Organization and Qualification. Each of the Company and its subsidiaries has been duly incorporated, organized, or formed, as applicable, and is validly existing in good standing, in jurisdictions where such concept exists, under the laws of the jurisdiction in which it is incorporated, organized or formed, as applicable, and has the requisite power and authority to own and use its properties, and to carry on its business as now being conducted. Neither the Company nor any of its subsidiaries is in violation or default of any of the provisions of its respective certificate of incorporation, bylaws or other organizational documents. The Company is duly licensed or qualified to do business and is in good standing in every jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the condition (financial or otherwise), earnings, assets, business, operations, results of operations, or properties of the Company and its subsidiaries, taken as a whole, (ii) the authority or ability of the Company to perform its obligations under this Agreement or (iii) the rights and remedies of the Purchaser under this Agreement.
c.
Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement in connection with the transactions contemplated hereby, and to issue and deliver the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, including the issuance of the Securities, have been duly authorized by the Board of Directors of the Company (the “Company Board”) and no further consent or authorization is required by the Company or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Enforceability Exceptions.
d.
Capitalization. The authorized capital stock of the Company consists of (i) 350,000,000 shares of Common Stock, of which, as of the date hereof, 28,996,787 shares were outstanding and 4,080,821 shares are currently reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans, including, stock options representing 3,005,747 shares of Common Stock that have been granted to employees and are currently outstanding, and restricted stock awards and restricted stock units representing 1,075,074 shares of Common Stock that are currently reserved and (ii) 5,000,000 shares of preferred stock, $0.001 par value, of which, as of the date hereof, zero shares are issued and outstanding. All of such outstanding or issuable shares of the Company have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company. Except as disclosed in the SEC Documents, and/or waived prior to the date hereof, (A) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company (in each case, except for the Company’s 5.0% Convertible Senior PIK Notes due 2030 (the “Convert”)); (B) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act other than pursuant to Section 4(d) hereof; (C) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, in each case, other than the Convert, and no other stockholder or similar agreement to which the Company is a party; (D) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities other than the Convert; and (E) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has made available to the Purchaser true and correct copies of its Certificate of Incorporation and Bylaws, and summaries of the material terms of all securities convertible into or exercisable for Common Stock, and copies of any documents containing the material rights of the holders of such securities in respect thereto that are not disclosed in the SEC Documents.
e.
Issuance of Securities and Warrant Shares. The Shares have been duly and validly authorized and reserved for issuance and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free from and clear of all taxes, liens, claims, encumbrances and rights of refusal of any kind; and, except as disclosed in the SEC Documents, the issuance of the Shares will not be subject to any preemptive or similar rights and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock. The Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Warrant Shares have been duly authorized and validly reserved for issuance upon exercise of the Warrants in a number sufficient to meet the current exercise requirements; the Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance therewith, will be duly and validly issued, will be fully paid and nonassessable.
f.
No Conflicts. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations thereunder and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”); (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of both (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, court, or official other than (a) filings required pursuant to applicable state and federal securities laws, (b) filings pursuant to the rules and regulations of any securities exchange on which the Shares may be listed and (c) filing of the registration statement required to be filed pursuant to Section 4(d) hereof, each of which the Company has filed or undertakes to file within the applicable time. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.
g.
SEC Documents; Financial Statements; Sarbanes-Oxley.
(i)
Since June 30, 2024, the Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein), collectively being hereinafter referred to as the “SEC Documents”). The Company has made the SEC Documents available to the Purchaser or its respective representatives, or filed and made the SEC Documents publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the

SEC Documents and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system. Except as otherwise disclosed to the Purchaser, the Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff. As of their respective filing dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
(ii)
The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).
h.
Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its subsidiaries have established and maintained a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since July 1, 2024, there are no “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over, and procedures relating to, financial reporting which would reasonably be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. Since July 1, 2024, to the Company’s Knowledge, there has not been any fraud, whether or not material, that involves management or other employees of the Company or any of its subsidiaries who have a significant role in the Company’s internal controls over financial reporting.

Except as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that comply in all material respects with the requirements of the Exchange Act and are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the

Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

i.
Absence of Certain Changes. Since March 31, 2025, there have been no events, occurrences or developments that have or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor, to the Company’s Knowledge, do any creditors of the Company intend to initiate involuntary bankruptcy proceedings nor, to the Company’s Knowledge, is there any fact that would reasonably lead a creditor to do so. The Company has not, since the date of the latest financial statements included within its SEC Documents, materially altered its method of accounting or the manner in which it keeps its books and records.

As used in this Agreement, the “Company’s Knowledge” and similar language means, unless otherwise specified, the actual knowledge of any “officer” (as such term is defined in Rule 16a-1 under the Exchange Act) of the Company.

j.
Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or other governmental authority pending or, to the Company’s Knowledge, threatened against or affecting the Company or any of its subsidiaries, the Common Stock or any of the Company’s or its subsidiaries’ officers or directors in their capacities as such. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. To the Company’s Knowledge, none of the directors or officers of the Company has been involved (as a plaintiff, defendant, witness or otherwise) in securities-related litigation that has had or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its subsidiaries is subject to or in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency that is expressly applicable to the Company or any of its subsidiaries or any of their respective assets which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Company’s Knowledge, there are no facts or circumstances which might give rise to any of the foregoing.
k.
General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.
l.
No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions of any authority.

m.
Employee Relations. No material labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is threatened or imminent. Further, to the Company’s Knowledge, there are no existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would not reasonably be expected to have a Material Adverse Effect.
n.
Intellectual Property Rights.
(i)
Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries own or possess adequate rights to use all patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (including all registrations and applications for registration of the foregoing) (collectively, the “Intellectual Property”) that is used in the conduct of their respective businesses as now conducted or as proposed in the SEC Documents to be conducted; (ii) to the Company’s Knowledge, no third party has infringed, misappropriated or otherwise violated any Intellectual Property of the Company or any of its subsidiaries; (iii) to the Company’s Knowledge, the Company’s and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any third party; and (iv) the Company and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or conflict with any such Intellectual Property.
(ii)
To the Company’s Knowledge, there has been no (x) material security breach or other material compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) or (y) event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data. The IT Systems and Data are adequate in all material respects for the operation of the business of the Company and its subsidiaries as currently conducted, and the Company has purchased sufficient number of licenses or seats for all software used by the Company and its subsidiaries that are material for the operation of the business of the Company and its subsidiaries as currently conducted. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes, all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of their IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.
o.
Real Property. Each of the Company and its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

p.
Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.
q.
Regulatory Permits and Other Regulatory Matters. The Company and its subsidiaries possess or have the right to use all licenses, certificates, permits and other authorizations required to be issued by all applicable authorities necessary to conduct their respective businesses, except for any such failure to possess as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
r.
Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Global Select Market (the “Principal Market” or “Nasdaq”) that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. As of the date hereof, the Company is in compliance with all such listing and maintenance requirements. The Common Stock is eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock.
s.
Tax Status. The Company has filed all U.S. federal, state and foreign tax returns that are required to be filed by any jurisdiction to which it is subject or has requested extensions thereof (except in any case where such failure to file would not reasonably be expected to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other related assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except where any such failure to pay such assessment, fine or penalty is currently being contested in good faith or would not reasonably be expected to have a Material Adverse Effect.

t.
Transactions With Affiliates. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Documents that is not so described.
u.
Foreign Corrupt Practices and Certain Other Federal Regulations; Anti-Money Laundering Laws; Sanctions. None of the Company, any of its subsidiaries or any of their respective directors, officers or employees, nor to the Company’s Knowledge, any agent, Affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently a Person that is or that is acting for or at the direction or on behalf of a Person that is (i) the target of economic, financial or trade sanctions administered or enforced by the United States (including the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. State Department and the U.S. Department of Commerce), the United Kingdom, the European Union and its member states, the Cayman Islands and the United Nations Security Council (collectively, “Sanctions”), including any Person named on OFAC’s Specially Designated Nationals and Blocked Persons list, OFAC’s Sectoral Sanctions List or any other Sanctions-related list maintained by a Sanctions authority; (ii) located, organized or resident in any country or territory that is itself the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, and the Crimea region and the so-called Donetsk and Luhansk People’s Republics, and the Kherson and Zaporizhzhia regions of Ukraine; and on or prior to June 30, 2025, the foregoing countries and territories and Syria), whose government is the target of Sanctions (including Venezuela) or that is otherwise the target of broad Sanctions restrictions (including Afghanistan, Russia and Belarus) (collectively, “Sanctioned Country”); or (iii) owned or controlled by any such Person(s) described in clause(s) (i) and/or (ii) (such Persons described in clauses (i), (ii) or (iii), collectively, “Sanctioned Person”). Neither the Company nor any of its subsidiaries engage in or has engaged in any business, transaction, dealing or activity in, with or involving any Sanctioned Country or Sanctioned Person. Neither the Company or any of its subsidiaries, nor any of their respective directors, officers or employees, nor to the Company’s knowledge, agent, Affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of in any respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, U.K. Bribery Act 2010, each as amended, or any other applicable law or regulation related to anti-bribery or anti-corruption (collectively, “Anti-Corruption Laws”); or (D) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Each of the Company and its subsidiaries and their respective directors, officers and employees, and to Borrower’s knowledge, agent, Affiliate and other persons acting on behalf of Borrower or any of its subsidiaries, have been and are in compliance with the Bank Secrecy Act, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56 (a/k/a the USA Patriot Act), Money Laundering Control Act of 1986, the UK Proceeds of Crime Act 2002, the UK Terrorism Act 2000, UK Money Laundering, Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017, Part 3 of the Criminal Finances Act 2017, the Sanctions and Anti-Money Laundering Act 2018, and all other United States and UK and any other applicable laws and regulations related to terrorist financing or money laundering, including know-your-customer (KYC) and financial recordkeeping and reporting requirements (collectively, “Anti-Money Laundering Laws”), Anti-Corruption Laws and Sanctions. None of the Company nor its subsidiaries, or their respective directors, officers or employees, or to Company’s knowledge, agents, Affiliates or other Persons acting on behalf of Company or any of its subsidiaries is the subject of any litigation, action, suit, proceeding, investigation, inquiry, notice, claim, dispute, allegation or voluntary disclosure pending or threatened involving a potential or actual violation of Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws, and there are no facts or circumstances which might give rise to any of the foregoing. The Company has implemented and maintains policies and procedures reasonably designed to promote and achieve compliance by the Company and its subsidiaries and their respective directors, officers, employees, agents and Affiliates and other persons acting on behalf of the Company or any of its subsidiaries with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.
v.
No Other Agreements. The Company has not, directly or indirectly, made any agreements with the Purchaser relating to the terms or conditions of the transactions contemplated by this Agreement except as set forth in this Agreement.
w.
Investment Company. The Company is not, and upon the Closing will not be, an “investment company” or a company controlled by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
x.
No Disqualification Events. None of the Company, any director, officer, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the Closing (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).
y.
Regulation M Compliance. The Company has not, and to its Knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company in a violation of Regulation M under the Exchange Act.
z.
Registration Rights. Except as provided in this Agreement and except as disclosed in the SEC Documents, the Company has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently.
aa.
Application of Takeover Protections. The Company and the Company Board have taken all necessary action in order to provide a limited waiver of (i) Section 203 of the Delaware General Corporation Law, (ii) Article XIV, Part III of the Corporation’s Certificate of Incorporation and (iii) Section 23.4 of the Stockholders’ Rights Agreement, dated as of December 29, 2020 by and between the Company and Computershare Trust Company, N.A., in each case, to permit Purchaser and its Affiliates to acquire and beneficially own shares of Common Stock in an aggregate amount up to the number of Shares, Warrant Shares, and any shares of Common Stock beneficially owned by Purchaser and its Affiliates as of the date hereof.
5.
COVENANTS.
a.
Further Assurances. At or prior to the Closing, each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof.
b.
Listing. The Company shall use commercially reasonable efforts to maintain the listing of its Common Stock on Nasdaq and comply with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange.
c.
Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before date hereof, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide promptly upon the request of the Purchaser evidence of any such action so taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing.
d.
Registration Rights.
(i)
Within one hundred and fifty (150) days following the Closing, the Company shall file a registration statement to register the resale from time to time of the Registrable Securities (as defined below) (the “Secondary Registration Statement”). The Company shall use its commercially reasonable efforts to have the Secondary Registration Statement declared effective by the SEC as soon as practicable after the filing thereof. The Company’s obligations to include the Registrable Securities in the Secondary Registration Statement are contingent upon the Purchaser furnishing in writing to Company such information as shall be reasonably requested by the Company to effect such registration, and the Company and the Purchaser shall execute such documents, covenants, including customary indemnification covenants, and agreements in connection with such registration as either party may reasonably request that are customary of a registrant and a selling stockholder in similar situations. The Company shall keep the Secondary Registration Statement effective pursuant to Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous or delayed basis, for so long as any of the Shares constitute Registerable Securities. On not more than two occasions and for not more than forty-five (45) consecutive days, or for more than ninety (90) days in the aggregate, in each case in any twelve (12) month period, the Company may suspend the use of the Secondary Registration Statement if it (A) reasonably determines that it would be required to make disclosure of material information in the Secondary Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (B) reasonably determines it must amend or supplement the Secondary Registration Statement or the related prospectus so that such Secondary Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading or (C) has experienced or is experiencing some other material nonpublic event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company.
(ii)
In connection with the Company’s obligations in this Section 4(d), the Company shall use its commercially reasonable efforts to (A) furnish to the Purchaser copies of all documents prepared to be filed and make such changes in such documents concerning the Purchaser prior to the filing thereof as the Purchaser, or its counsel, may reasonably request, (B) prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final prospectus and (C) enter into such customary agreements and take all such other actions as the Purchaser reasonably requests in order to expedite or facilitate the Registration.
(iii)
For purposes of this Agreement, “Registrable Securities” means the Shares, the Warrant Shares and any other Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Shares and the Warrant Shares; provided, however, that any such securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement hereunder with respect thereto) upon the first to occur of (A) a registration statement with respect to the sale of such securities being declared effective by the SEC under the Securities Act and such securities having been disposed of or transferred by the holder thereof in accordance with such effective registration statement, (B) such securities having been previously sold or transferred in accordance with Rule 144 (or another exemption from the registration requirements of the Securities Act), (C) such securities becoming eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144, or (D) such securities are no longer outstanding.
e.
Piggyback Rights. In the event that the Company shall determine to prepare and file a registration statement on Form S-3, or any other appropriate form on which the Registrable Securities may be registered for resale by the Purchaser, whether or not on a continuous basis pursuant to Rule 415 under the Securities Act, which such registration statement may include shares that may be offered by the Company (the “Subsequent Registration Statement”), and has not previously filed a Secondary Registration Statement, and provided that any Registrable Securities remain outstanding at such time, the Company shall: (i) notify the Purchaser of such determination; and (ii) if, within ten (10) days after receipt of such notice, the Purchaser requests in writing to include all or any part of its Registrable Securities in such Subsequent Registration Statement, include the Registrable Securities as so requested by the Purchaser. Notwithstanding the foregoing and for avoidance of doubt, the Company may, but shall not be required to, file a Subsequent Registration Statement pursuant to this Agreement. If a Subsequent Registration

Statement is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Purchaser which, in the opinion of such underwriters, can be sold, without any such adverse effect, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect. If a Subsequent Registration Statement is an underwritten secondary registration on behalf of holders of the Company’s equity securities (other than pursuant to Section 4(d) hereof), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration and the Registrable Securities which, in the opinion of the underwriters, can be sold without any such adverse effect, on a pro rata basis and (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 4(e), whether or not any holder of Registrable Securities has elected to include securities in such registration.
f.
Expenses. At the Closing, the Company shall reimburse the Purchaser for its reasonable and documented out-of-pocket expenses, including, but not limited to, reasonable and documented attorneys’ fees, relating to negotiating and preparing this Agreement. At the time the Company files the Secondary Registration Statement as described in Section 4(d) hereof, the Company shall reimburse the Purchaser for reasonable and documented attorneys’ fees relating to the filing of the Secondary Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto, in an amount not to exceed $25,000 per each such filing of the Secondary Registration Statement and amendment and supplement thereto. Following the Closing, the Company shall reimburse the Purchaser for its reasonable and documented out-of-pocket expenses related to preparing required initial filings under Section 13 or Section 16 of the Exchange Act relating to the transactions contemplated by this Agreement or the securities purchased hereunder.
g.
Disclosure of Transactions and Other Material Information. Subject to the terms of Section 4(h) hereof, the Company shall (i) issue a press release disclosing all the material terms of the transactions contemplated by this Agreement and (ii) file, within the timeframe required under applicable SEC rules, a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and file this Agreement as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025. Unless required by applicable law or a rule of the Principal Market, the Company shall not make any public announcement regarding the transactions contemplated hereby prior to the date hereof.

h.
Confidentiality. It is understood and agreed that the Company may engage in advertisement or promotion in connection with this Agreement (including in any newspaper or other periodical, on any website or similar place for dissemination of information on the internet, as part of a “case study” incorporated into promotional materials, in the form of a “tombstone” advertisement or otherwise). The Company agrees that it will permit the Purchaser to review and approve (such approval not to be unreasonably withheld) any reference to the Purchaser or any of its respective Affiliates in connection with this Agreement and the transactions contemplated hereby contained in any press release or similar written public disclosure prior to public release, provided that no consent shall be required for any information substantially similar to information for which prior consent has been provided. Notwithstanding the foregoing, with respect to any disclosure referencing to the Purchaser or any of its respective Affiliates in connection with this Agreement and the transactions hereby that is required by applicable law, the Company agrees that it will permit the Purchaser to review and comment on (but not approve) such disclosure prior to public release, it being understood that the Company shall not be required to provide such review to the extent the disclosure is substantially similar to a disclosure previously reviewed by the Purchaser pursuant to this paragraph and the Company shall not be required to accept any comment that it believes in good faith would conflict with its disclosure obligations under applicable law. Notwithstanding anything to the contrary herein, the Company shall not, without the Purchaser’s prior written consent, include the names or identities of any of the Persons listed on Schedule I in any press release, report or filing contemplated under Sections 4(g) and 4(h) hereof or otherwise unless required applicable laws, rules or regulations.
i.
No Integrated Offering. Neither the Company nor any of its subsidiaries, nor any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to purchase any security, under any circumstances that would require registration of any of the Securities under the Exchange Act or require stockholder approval of the issuance of any of the Securities.
j.
Director Appointment. So long as the Purchaser together with its Affiliates continue to own at least 2,000,000 shares of the Common Stock (the “Director Appointment Right Threshold”) after giving effect to the number of Warrant Shares issuable upon exercise of the Warrants (provided, that if, and as often as, there are any changes in the shares of Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Section 4(j), as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Securities as so changed), the Purchaser shall have the right to designate one (1) person (the “Purchaser Director”) to be appointed as a director on the Company Board; provided that the Purchaser Director must qualify as an independent director under Nasdaq independence rules and is reasonably acceptable to the Company Board. The initial Purchaser Director designated by the Purchaser is Booker Smith. The Company shall take all necessary and desirable actions (including for the avoidance of doubt, making any necessary amendments to any applicable shareholder agreement or operating agreement) such that at Closing, the Purchaser Director shall be appointed as a director of the Company to serve as a director of the Company until his successor is duly elected and qualified, subject to his earlier death, resignation, disqualification or removal (including by reason of the ownership of Purchaser together with its Affiliates in the Common

Stock falling below the Director Appointment Right Threshold). Subsequent to the initial appointment, the Company shall include the Purchaser Director in its annual proxy materials delivered to stockholders in connection with each annual or special meeting of stockholders at which directors are to be elected and shall recommend the Purchaser Director for election in the same manner as other nominees approved by the Company Board. If, following election to the Company Board, the Purchaser Director dies, resigns, is disqualified or is removed and the Purchaser then has the right to nominate a Purchaser Director pursuant to this Section 4(j), then the Purchaser shall be entitled to nominate a replacement Purchaser Director. The Purchaser Director shall be entitled to reimbursement of his or her reasonable and documented out-of-pocket expenses incurred in connection with attendance of meetings of the Company Board in person in the same manner as the other non-employee directors of the Company Board and in accordance with the Company’s policy for such matters applicable to non-employee directors. The Purchaser Director shall be entitled to the same rights, privileges, and protections, including but not limited to indemnification and advancement of expenses, as are provided to the other independent directors of the Company. The Purchaser Director shall be entitled to participate in the non-employee director compensation program (or a substantially equivalent program) of the Company Board. Such rights shall be no less favorable than those afforded to any other independent director serving on the Company Board.

For so long as the Purchaser has the right, pursuant to this Section 4(j), to appoint the Purchaser Director, the Company shall deliver to the Purchaser Director copies of all materials provided to the Company Board or any committee thereof which the Purchaser Director serves on, to the extent and at substantially the same time as provided to the other directors of the Company Board or to the other directors of the Company Board serving on such committee, as applicable.

k.
Reporting Status. The Company shall timely (including by giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act from the date of this Agreement until the first date on which any of the following events occur: (i) the Secondary Registration Statement with respect to the sale of the Registrable Securities has become effective under the Securities Act and all of the Registrable Securities are disposed of in accordance with the Secondary Registration Statement; (ii) all of the Registrable Securities are sold in accordance with Rule 144 or an applicable exemption from registration under the Securities Act; (iii) all of the Registrable Securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder; or (iv) all of the Registrable Securities are sold to the Company.
6.
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction, on or before the date hereof, of each of the following conditions:
a.
The Purchaser shall have executed this Agreement and delivered the same to the Company.
b.
The Purchaser shall have delivered to the Company the Aggregate Purchase Price for the Securities being purchased by the Purchaser at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c.
No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
7.
CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE. The obligation of the Purchaser hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, at or before the date hereof, of each of the following conditions:
a.
The Company shall have executed this Agreement and delivered the same to the Purchaser.
b.
The Company shall have filed with Nasdaq a Listing of Additional Shares Notification Form for the listing of the Shares and the Warrant Shares.
c.
The Company shall have delivered to the Purchaser a certificate evidencing the incorporation and good standing of the Company in its state of incorporation, issued by the Secretary of State (or other applicable authority) of such state within five (5) Business Days of Closing. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
d.
The Company shall have delivered to the Purchaser a certificate, executed by the Secretary of the Company and dated as of the date hereof, as to (i) the Company Board resolutions relating to the execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereunder; (ii) the Certificate of Incorporation; and (iii) the Bylaws.
e.
The Company shall have appointed the Purchaser Director to its boards of directors pursuant to Section 4(j) hereof.
f.
No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
g.
The Company shall have executed and delivered the Transfer Instructions with respect to the Shares being purchased by the Purchaser at the Closing to the Transfer Agent and delivered a copy thereof to the Purchaser.
h.
The Company shall have executed and delivered to the Purchaser an indemnification agreement for the benefit of the Purchaser Director, dated as of the Closing, on substantially the same form as provided to the other independent directors of the Company.
8.
INDEMNIFICATION.
a.
Company Indemnification Obligation. In consideration of the Purchaser’s execution and delivery of this Agreement and acquiring the Securities and in addition to all of the

Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser and its Affiliates, officers, directors, members, managers and employees, as applicable (collectively, the “Indemnitees”), from and against any and all actions, causes of action, suits, claims, proceedings, appeals, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable and documented attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (i) any material misrepresentation or material breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (iii) the execution, delivery, performance or enforcement of this Agreement in accordance with the terms hereof or thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or Affiliates), or (iv) any untrue statement or alleged untrue statement of a material fact contained in the Secondary Registration Statement, any post-effective amendment thereto or any related prospectus as amended or supplemented, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein in the light of the circumstances under which they are made not misleading, except, in each case, to the extent (x) any Indemnified Liabilities resulted from such Indemnitee’s gross negligence, willful misconduct or fraud, (y) any Indemnified Liabilities arise out of, or are based upon or resulted from any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Purchaser furnished to the Company by the Purchaser expressly for use therein or (z) that a loss, claim, damage or liability is attributable to the Purchaser’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity in this Section 7(a) shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party.
b.
Indemnification Procedures. Each Indemnitee shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Company of any liability, except to the extent that the Company is prejudiced in its ability to defend such claim) and (ii) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Company has agreed in writing to pay such fees and expenses, or (B) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Company with respect to such claims (in which case, if the Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of the

Indemnitee). If the Company assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by the Company, the Company shall not without the Indemnitee’s consent, and no Indemnitee shall be required by the Company to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability, culpability or fault to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, the Company shall not consent to entry of any judgment or enter into any settlement which provides for any obligation or restriction on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Company. If requested by the Company, the Indemnitee agrees (at no expense to the Indemnitee) to reasonably cooperate with the Company and its counsel in contesting any claim that the Company elects to contest.
9.
GOVERNING LAW; MISCELLANEOUS.
a.
Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court of the United States of America sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b.
Counterparts; Execution. This Agreement may be signed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
c.
Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
d.
Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
e.
Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among the Purchaser, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and by the Purchaser. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right.
f.
Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered via email, personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. Further, any such notices, consents, waivers or other communications to the Purchaser must include notice via electronic mail. The addresses for such communications shall be:

If to the Company:

Great Elm Group, Inc.

800 Boylston Street, Suite 900
Boston, MA 02199
Attention: Adam M. Kleinman

Email: [*********@............com]

With an additional copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue

New York, NY 10017
Attention: Hillary Coleman

Email: [***************@*********.com]

If to the Purchaser:

Woodstead Value Fund, L.P.

500 Frank W Burr Boulevard, Floor 7

Teaneck, NJ 07666

Attention: Booker Smith and Charles Gargano

Email: [******@********.com] and [********@********.com]

With an additional copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: David L. Perechocky

Email: [***********@**********.com]

g.
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any purchasers of the Securities. Neither party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.
h.
No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
i.
Survival. The representations and warranties of the Company and the Purchaser contained in Sections 2 and 3 hereof, the agreements and covenants set forth in Section 4 hereof and this Section 8, and the indemnification provisions set forth in Section 7 hereof, shall survive the Closing.
j.
Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
k.
Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

* * * * * *

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

GREAT ELM GROUP, INC.

By:
Name:
Title:

PURCHASER:

Woodstead Value Fund, L.P.

By:
Name:
Title:

Exhibit A

[See Attached]

Exhibit B

[See Attached]

Schedule I

Randall D. Smith

Smith Management LLC

Alden Global Capital